Exhibit 99.1
Investor Presentation Sandler O'Neill + Partners, L.P. 2009 East Coast Financial Services Conference November 12, 2009

Who We Are Main Sub: Rockland TrustMarket: Eastern MassachusettsLoans: $3.4 BDeposits: $3.3 B$AUM: $1.2 BEquity: $0.4 BNASDAQ: INDB

Key Messages Business lines performing wellGenerating robust loan/core deposit volumesGaining customers from industry falloutBuilding franchise value via market extensionWe're more than a traditional community bankDisciplined risk management cultureStrong tangible and regulatory capital

Company Footprint 71 Branches 3 Mortgage Banking Centers 12 Commercial Banking Centers 4 Investment Management CentersBusiness generation extends beyond S.E. Mass. footprint Source: SNL Financial; Deposit/Market Share data as of June 30, 2009 including pending transactions. (Includes Credit Unions)

Strong Organic Growth in Priority Portfolios (Millions) (CHART) (CHART) Comm'l Loan Originations Consumer Loan Originations(Resi's & Home Eq.) +26% +18%

(CHART) (CHART) 2005 $2.8 B 3Q 2009 $4.0 B Shift Towards Higher Yielding Assets Attractive Earning Asset Mix

Improved Funding Mix - Lower Cost Deposits (CHART) TOTAL DEPOSITS 3Q 2009$3.3 BAVERAGE COST - TOTAL DEP: 0.90% Very Focused On Containing Deposit Costs Core Deposits: 71%No broker CD's

Reducing Below - Hurdle Assets Indirect Consumer Loans $ Millions (CHART) Shedding Non-Relationship Assets Accounted for 30% of total 2008 net chargeoffs

Avoided Industry Pitfalls No outsized credit chargesNo subprime exposureNo Fannie or Freddie exposureNo loss ($P&L) quartersNo dilutive common equity raisingNo dividend cutsModest trust preferred exposure

Disciplined Credit Culture Longstanding underwriting conservatismLoan portfolio based within footprintIn-depth knowledge of local marketsNo wholesale originations of any loan typeWorkout team in place for 16 years

(CHART) Asset Quality - No Drama Net Charge Offs ($ Millions) NPL's ($ Millions) (CHART) 0.37% 1.01% 0.93% 1.09% Loss Rate NPL % Rising with weakening economy Losses well-contained 16bp 24bp 37bp annualized

Commercial Real Estate Portfolio ($1.7 Bill) Non-Construction Related $1.5 Billion as of 09/30/09 (CHART)

Commercial Real Estate Portfolio Construction Related $0.2 Billion as of 09/30/09 (CHART)

Reserves a Healthy Multiple of Loss Rate * Excludes loans acquired at fair value in 2Q09 and 3Q09 (CHART) Strong Loan Loss Reserves

Strong Capital Total Risk-Based % Tier 1 Leverage % (CHART) (CHART) Tangible Capital % (CHART) (1) Includes tax deductibility of certain goodwill (1)

Attentive to Shareholder Returns (CHART) *declared Cash Dividends* Per Share

Diluted EPS. $0.32 $(0.19) $0.33 $0.33 $0.33 $0.33 2009 Financial Results Fundamentals in Excellent Shape Reported Earnings Operating Earnings $Mil .......Operating Earnings...... Includes Special FDIC Assessment Securities impairment (OTTI)- Accrued CPP preferred div. Excludes M&A charges CPP repayment charge- Security gains (CHART) Robust comm'l loan growth Signif. margin improvement Core dep. up to 71%Growing wealth mgmt. Stable asset quality Strong capital (CHART)

Net Interest Margin Holding Up Despite Difficult Conditions

(CHART) (CHART) Fee Based Revenues - Steady and Growing Source 109% Assets Under Management($ Millions) Wealth Management Revenue($ Millions) Wealth Management - Strategic Priority Natural Fit with Client Base Change in Retail Origination Model Paying Off Recent O'Connell Acquisition Extends Reach $ AUM holding up comparatively well in very weak markets # of Accounts 1,342 1,528 2,501 2,756 2,884

Acquisition Criteria Strategic FitLow RiskAccretive to EarningsOpportunistic/TargetedComplementary Products

Acquisition of Benjamin Franklin Bancorp. (BFBC) Apr '09 Strategic Rationale Contiguous expansion into highly attractive marketsGreater access to Boston's western suburbsExcellent demographics and higher densityAcquiring a healthy, well-run, growing community bankBuilding franchise value - solid loan and deposit baseAbility to penetrate Benjamin Franklin Bancorp's customer base with INDB's deeper product setFinancially beneficial - accretive in Year 1

INDB/BFBC Footprint INDB: 60 Branches BFBC: 11 Branches BFBC 12/31/08 ($MM)Deposits: $653Loans: $689Equity: $110

Attractive Demographics Source: SNL Financial (CHART) Median HH Income ($ Thou.)2008 Total Population (Thou.)2008 (CHART)

Building Franchise Value Disciplined Acquisitions $336mm Deposits$135mm Loans16 Branches Deal Value: $40mm12% Dep. Premium FleetDivest. Aug '00 $158mm Assets$137mm Deposits4 Branches Deal Value: $37mm11% Dep. Premium FalmouthBancorpJul '04 IRS Sec. 1031Like-Kind ExchangeServices Deal Value: N/ACash Deal w/ Earn-Out CompassExchangeJan '07 $200mm AUM Deal Value: N/ACash Deal w/ Earn-Out O'ConnellInvestmentsNov '07 $610mm Assets$409mm Deposits9 Branches Deal Value: $105MM17% Dep. Premium Slade's FerryBancorpMar '08 $998mm Assets$653mm Deposits 11 Branches Deal Value: $84.5mm2% Dep. Premium BenjaminFranklin Bancorp.Apr '09 All Acquisitions Immediately Accretive BANK NON-BANK

Recent Positive Developments Ben Franklin integration completedSystems convertedFrontline staff retainedBalance sheet de-leveredTreasury CPP funds fully repaid in Apr '09 ($78MM)Among 1st in country to do soDid not need to raise replacement equityAwarded $50MM in federal tax creditsNew Markets Tax Credit Program - community lendingOnly Mass. bank recipient (30 nationally)3rd time award recipientPromising economic developmentsMajor film studios planned in S.E. Mass.

Our GamePlan in Very Challenging Environment Expand business with new and existing customersHit the ground running with Ben Franklin customersFulfill local credit needs while maintaining disciplineCultivate strong deposit base with rational pricingContinue to capitalize on competitive dislocationsExert expense restraint while funding growth initiativesTake an opportunistic and selective approach to bank and inv. mgmt. acquisitions

INDB - Investment Merits Building franchise value in attractive marketsStrong on-the-ground business volumesOperating platform that can be leveraged furtherBalance sheet equipped to deal with severe environmentGrounded management team - does not "reach for earnings"Aligned with shareholders - insider ownership 9%Positioned to grow, build, and acquire to drive long-term value creation

Statements contained in this presentation that are not historical facts are "forward- looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. NASDAQ Ticker: INDBwww.rocklandtrust.comDenis Sheahan - CFOShareholder Relations: Jennifer Kingston (781) 878-6100